Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of January 6, 2021, between American International Holdings Corp., Inc., a Nevada corporation (the “Company”) and the purchasers identified on the signature page hereto (including its successors and assigns, each a “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Rule 506(b) thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser, severally and not jointly, desires to purchase from the Company, Securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the words and terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(i).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Closing” means each closing of the purchase and sale of the Securities pursuant to Section 2.1(a).

“Closing Date” means (i) for the First Tranche the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities to be issued and sold, in each case, have been satisfied or waived, but in no event later than the second Trading Day following the date hereof, and (ii) for the Second Tranche, the Trading Day upon which the Purchase Price is transmitted to the Company from a bank in the United States.

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“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means The Loev Law Firm, PC.

“COVID-19” means the disease known as coronavirus or COVID-19.

“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester or any other Law, order, or directive by any Governmental Authority in any country where the Company does business or sells its products and services in connection with or in response to COVID-19.

“Equity Conditions” means all of the following have been met (i) during each of the prior 10 Trading Day period, the product of the number of shares of Common Stock traded times the prices of each trade equals at least $50,000, (ii) the Common Stock shall not have traded below $0.12 during the 10 Trading Day period, subject to adjustment for stock dividends, stock splits, combinations or similar events, (iii) the Common stock shall be listed for trading on the Trading Market on which such shares are listed and trade; (iv) the Company has complied with all of the conversion and other provisions of the Note and related documents; (v) the Company is current in filing reports with the SEC and there is no pending extension under Rule 12b-25 of the Exchange Act, (vi) the Note shall not otherwise be in default or an Event of Default shall not have occurred; (vii) there shall be no public announcement of a Fundamental Transaction or a Change of Control as defined in the Notes; (viii) the Common Stock has not been subject to a trading suspension by the SEC or any Trading Market or been delisted by the Trading Market, (ix) the Company’s Common Stock must be DWAC Eligible, (x) the Common Stock shall have not been subject to a “chill” or similar event imposed by The Depository Trust Co, (xi) the Company has met each delivery deadline in connection with prior conversions of the Notes and exercises of the Warrants, (xii) the Company has complied with all Transaction Documents in all respects, (xiii) the Company shall not have engaged in the sale of any securities under Section 3(a)(10) of the Securities Act, (xiv) the Company shall not provided material non-public information concerning the Company to the Purchaser without such Purchaser’s prior written consent, and (xv) using the closing price of the Common Stock for the Trading Day prior to the Second Tranche Closing Date, the outstanding balance of principal and interest due under the Notes which would be outstanding immediately after the Closing of the Second Tranche, do not exceed 15% of the market capitalization which is determined by multiplying the applicable closing price times the number of shares of Common Stock outstanding.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

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“Exempt Issuance” means the issuance of (a) shares of Common Stock, restricted stock units or options not to exceed 10% of the shares of Common Stock outstanding at any given time (not in aggregate) and issued to consultants, employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, or (b) securities issued upon the exercise or exchange of or conversion of any Securities issued prior to this Agreement and/or other securities issuable pursuant to existing agreements, exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock dividends, stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to any merger, acquisition or strategic transaction approved by a majority of the directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and which shall reasonably be expected to provide to the Company additional benefits, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) securities issued pursuant to any purchase money equipment loan or capital leasing arrangement approved by the Purchaser, or debt financing from a commercial bank or licensed under any state or United States law, (e) securities issued pursuant to any presently outstanding warrants, (f) shares issuable pursuant to the current Regulation A Offering, and (g) shares issuable to settle debts or litigation matters provided that the total amount of such debts and litigation payments do not exceed $500,000 in United States dollars. If the amount cannot be readily calculated from the surrounding circumstances, the amount shall be based upon the closing price of the Common Stock on the date of any applicable agreement to issue Common Stock times the number of shares issued.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Floor Prices” have the meaning provided in the definition of “Note Conversion Price”.

“First Tranche” means $850,000 in face value of Notes issuable upon the First Tranche Closing Date.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(g).

“Guaranty Agreement” means the guaranty agreement for the Notes executed by each Subsidiary in the form attached hereto as Exhibit A.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(z).

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“Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all U.S. and foreign patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, brand names, certification marks, trade dress, logos, trade names, domain names, assumed names and corporate names, together with all colorable imitations thereof, and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets under applicable state laws and the common law and know-how (including formulas, techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including source code, object code, diagrams, data and related documentation), and (f) all copies and tangible embodiments of the foregoing (in whatever form or medium).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(o).

“Lead Investor” shall mean [                            ].

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Notes” mean the 6% Original Issue Discount Secured Convertible Note issued to the Purchaser, in the forms of Exhibits B, and B-1 attached hereto, which bear interest at the rate of 6% per annum and shall be secured pursuant to a Security Agreement.

“Note Conversion Price” means, subject to adjustment as provided in the Notes, for (i) the First Tranche the lower of (1) $0.50 per share or (2) 75% of the lowest daily VWAP, as defined, during the seven trading days prior to delivery of a conversion notice (the” Market Price”) but not less than 75% of the VWAP on the Closing Date; and (ii) the Second Tranche, as defined, the lower of (1) the VWAP on the Closing Date of the Second Tranche or (2) the Market Price, but not less than 75% of the VWAP on the Second Tranche Closing Date. The last phrase of each of subsections (i) or (ii) are defined in this Agreement as “Floor Prices”. Provided, however, if while any Notes are outstanding and the daily VWAP on any of seven consecutive Trading Days is less than the applicable Floor Price(s), such Floor Price(s) shall be reduced (but not increased) to 75% of the VWAP on the seventh Trading Day. All prices are subject to adjustment for stock dividends, stock splits, combinations or similar events.

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.10(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Pledge Agreement” means the pledge agreement, in the form of Exhibit C, pledging the outstanding common stock and other equity instruments of each Subsidiary.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.10(a).

“Principal Market” means any of the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTCQB, the OTCQX, the OTC Pink or any other market operated by the OTC Markets Group Inc., or any successors of any of these exchanges or markets.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser has the meaning contained on the first paragraph of this Agreement, and each Purchaser is identified on its respective signature page.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Regulation FD” means Regulation FD promulgated by the SEC pursuant to the Exchange Act, as such Regulation may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Regulation.

“Regulation A Offering” means that Regulation A Offering as filed and effective with the SEC on January 24, 2020 whereby the Company registered up to 10,000,000 shares to be sold at a price of $0.50 per share.

“Required Approvals” shall mean the consent, waiver, authorization or order of, or the giving of any notice to, or the making of any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) application(s) to each applicable Principal Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iii) filings necessary to perfect the Liens in favor of the Purchaser under the Security Agreement, and (iv) such filings as are required to be made under the Securities Act and applicable state securities laws

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).

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“Second Tranche” means $600,000 in face value of Notes issuable upon the Second Tranche Closing.

“Securities” means the Notes and the Warrants.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Security Agreement” means the security agreement, in the form of Exhibit D, providing the Purchaser with a first lien on all of the assets of the Company other than as provided in this Agreement.

“Shares” means the Common Stock issuable upon conversion of the Notes.

“Short Selling Prohibition” shall have the meaning ascribed to such term in Section 4.13.

“Subscription Amount” means, as to the Purchaser, the aggregate amount to be paid for Notes and Warrants purchased hereunder as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.10(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.10(a).

“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

“Trading Day” means a day on which a Principal Market is open for trading.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Security Agreement, the Pledge Agreement, the Guaranty Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer and any successor transfer agent of the Company.

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“Transfer Agent Issuance Failure” shall have the meaning ascribed to such term in Section 4.13.

“Variable Rate Transactions” shall have the meaning ascribed to such term in Section 4.11(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices), (b) if no volume weighted average price of the Common Stock is reported for the Principal Market, the average closing price of the Common Stock during the ten Trading Days preceding such date, or (c) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

“Warrants” means, collectively, the Common Stock Purchase Warrants delivered to the Purchasers at the Closing in accordance with Section 2.1 hereof, which Warrants shall be immediately exercisable, except to the extent that any Purchaser defaults in connection with the Second Tranche Closing, and have a term of exercise equal to five years from such initial exercise date, in the form of Exhibits E, E-1 and E-2 attached hereto.

“Warrant Exercise Price” means $.020, $0.35 or $0.50 per share, as the case may be, subject to adjustments as set forth in the Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants at the Warrant Exercise Price.

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase and Sale. The Purchasers, severally and not jointly, agrees to purchase from the Company a total of $1,450,000 of Notes and 7,250,000Warrants in exchange for cash equal to 94% of the face value of each of the First Tranche Note and Second Tranche Note payable as follows with the purchase price and the amounts of the Notes and number of Warrants for each Purchaser reflected on its respective signature page:

(a) The First Tranche shall be paid for and the First Tranche Note issued upon execution of this Agreement; and

(b) The Second Tranche shall be paid for and the Second Tranche Note issued 50 days after the effective date of a Form S-1 Registration Statement with the SEC which registers the public sale of the Warrant Shares, or at an earlier time as mutually agreed upon by the Purchaser and the Company, subject to compliance with this Agreement including the Equity Conditions.

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(c) Each Purchaser’s ability to exercise the Warrants in full will be dependent upon such Purchaser purchasing the Second Tranche assuming that all conditions have been met as provided in this Agreement and the form of Warrants.1

2.2 Closing. On the First Tranche Closing Date, upon the terms and subject to the conditions set forth herein each Purchaser shall deliver via wire transfer immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver the Purchaser’s respective Note and Warrants as determined pursuant to Section 2.1. On the Second Tranche Closing Date, each Purchaser shall deliver via wire transfer immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver the Purchaser’s respective Note Upon satisfaction of the covenants and conditions set forth in Sections 2.3 and 2.4, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree. Closing of the Second Tranche is each subject to compliance with this Agreement including the Equity Conditions.

2.3 Deliveries.

(a) On or prior to each Closing Date except as provided below, the Company shall execute and deliver or cause to be delivered on behalf of each Purchaser the following:

(i) this Agreement (only for the first Closing Date);

(ii) an original Note, convertible at the Note Conversion Price, registered in the name of each Purchaser;

(iii) three original Warrants, exercisable at the Warrant Exercise Price, registered in the name of each Purchaser to purchase up to a number of shares of Common Stock as determined by Section 2.1(only for the first Closing Date);

(iv) the Registration Rights Agreement, the form of which is attached as Exhibit F;

(v) a Security Agreement providing the Purchasers with a first lien security interest in the assets of the Company including its Subsidiaries executed by the Company and each Subsidiary;

(vi) a Guaranty Agreement executed by the Company’s Subsidiaries;

(vii) a Pledge Agreement pledging the outstanding common stock and other equity instruments of each of the Company’s Subsidiaries; and

(viii) two reservation letters executed by the Company’s Transfer Agent and the Company in the forms attached as Exhibit G and Exhibit G-1.

 1 Approximately 55.5% fully exercisable.

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(b) On or prior to each Closing Date, each Purchaser shall execute and deliver or cause to be delivered the following:

(i) this Agreement;

(ii) the Purchaser’s Subscription Amount by wire transfer;

(iii) the Registration Rights Agreement; and

(iv) the Lead Investor in its capacity as Collateral Agent shall execute the Security Agreement. Each Purchaser by its execution of this Agreement agrees to the Lead Investor acting as Collateral Agent.

2.4 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on such Closing Date of the representations and warranties of each Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); and

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed.

(b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on such Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to such Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof or such earlier time as provided in Article III;

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(v) from the date hereof to each Closing Date trading in the Common Stock shall not have been suspended by the SEC or a Principal Market, and, at any time prior to such Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at such Closing;

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof which representations are true and correct and will be true and correct as of each applicable Closing Date:

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are parties to the Subsidiary Guaranty, except for a construction subsidiary. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective Certificate or Articles of Incorporation, Bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement.

(i) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. Subject to obtaining the Required Approvals, this Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(ii) With respect to the Subsidiary Guaranty, each of the Subsidiaries has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by such agreement and otherwise to carry out its obligations thereunder. The execution and delivery of the Subsidiary Guaranty and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the respective Subsidiary, its managers or its members in connection therewith. The Subsidiary Guaranty has been (or upon delivery will have been) duly executed by the respective Subsidiaries and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the respective Subsidiary enforceable against such Subsidiary in accordance with its terms, except (A) as listed by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (C) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s Certificate or Articles of Incorporation, Bylaws or other organizational or charter documents, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Shares, when issued upon conversion of the Notes, and the Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. At each applicable Closing, the Company shall reserve from its duly authorized capital stock a number of shares of Common Stock issuable pursuant to the Note and the Warrants equal to the amount set forth in Section 4.9.

(f) Capitalization. The capitalization of the Company is as set forth in the SEC Reports. Except as set forth on Schedule 3.1(f), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports, as a result of the purchase and sale of the Securities there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(g) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such documents) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). For so long as any of the Warrants are outstanding, the Company shall not file Form 15 with the SEC or otherwise suspend or terminate its obligation to file any SEC Reports under the Exchange Act. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The financial statements (i) reflect the effects of COVID-19 and COVID-19 Measures on the Company and include adequate provisions to reflect the effects of COVID-19 and COVID-19 Measures on the Company, and (iv) do not reflect any transactions which are not bona fide transactions.

(h) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(i) Litigation. Except as set forth on Schedule 3.1(i), there is no action, suit, notice of violation, proceeding or investigation, inquiry or other similar proceeding of any federal or state government unit pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Company has no reason to believe that an Action will be filed against it in the future. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act, and the Company has no reason to believe it will do so in the future.

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(j) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any Indebtedness, indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), other than leases with Subsidiaries of the Company, (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, COVID-19, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices including sexual harassment and discrimination, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Environmental Laws. The Company and its Subsidiaries (i) are in material compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits (including those with respect to COVID-19 Measures) issued by the appropriate state or local regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

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(q) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the SEC Reports, the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of each Closing Date. Except as disclosed in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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(s) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, other than Company paying Network 1. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(s) that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) Registration Rights. No Person has any right to cause the Company or any Subsidiary to affect the registration under the Securities Act of any securities of the Company or any Subsidiary except the Purchasers.

(v) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(w) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

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(x) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the 12 months preceding the date of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchasers have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Principal Market on which any of the securities of the Company are listed or designated.

(z) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $10,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $10,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(aa) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income, value added, and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(bb) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated any provision of FCPA or any similar laws or rules of any state, local or foreign government.

(cc) Accountants. The Company’s accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act; (ii) has expressed its opinion with respect to the financial statements included in the Company’s Annual Report for the fiscal year ending December 31, 2019; and (iii) shall express its opinion with respect to the financial statements included in the Company’s Annual Report for the fiscal year ending December 31, 2020.

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(dd) Acknowledgment Regarding the Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee) COVID-19 and COVID-19 Measures.

(1)	The Company is not subject to (or has received an exclusion from the applicable Governmental Authority) COVID-19 Measures, such that the Company may not continue to operate in the Ordinary Course of Business as of the date hereof and the reasonably foreseeable future.

(2)	Schedule 3.1(ee) sets forth a list of each loan or other financial grant for which the Company or any Seller has applied or which it has received pursuant to any COVID-19 Measure.

(3)	The Company has in place and maintains in effect business continuity, risk management, emergency and disaster plans, procedures, protocols and facilities appropriate for the nature of the risks associated with the business of the Company.

(4)	The Company has taken reasonable actions to reduce the potentially adverse effects of COVID-19 and COVID-19 Measures on the Company.

(ff) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(gg) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities to each Purchaser as contemplated hereby

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(hh) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ii) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any Person, including a placement agent, who will receive a commission or fees for soliciting purchasers (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

(jj) Notice of Disqualification Events. The Company will notify the Purchaser in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(kk) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connections with the sale of any Securities.

(ll) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(mm) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the Purchaser’s request.

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(nn) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(pp) Seniority. As of the Closing Date, except as disclosed on Schedule 3.1(pp) no Indebtedness or other claim against the company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(qq) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(rr) Acknowledgement Regarding The Purchasers’ Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) no Purchaser has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by the Purchasers, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) the Purchasers, and counter-parties in “derivative” transactions to which any Purchaser is a party, directly or indirectly, may presently may have a “short” position in the Common Stock, and (iv) the Purchasers shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the underlying shares or Warrant Shares deliverable with respect to the Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(ss) Shell Company. The Company is a former shell company as that phrase is defined by Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

3.2 Representations and Warranties of the Purchasers. Each Purchaser for itself and not for any other Purchaser hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows (unless as of a specific date therein) which representations are true and correct and will be true and correct as of each Closing Date:

(a) Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. The Purchaser is acquiring the Securities as principal for its own account, for investment and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell such Securities in compliance with applicable federal and state securities laws).

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(c) The Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, an accredited investor within the meaning of Rule 501 under the Securities Act. The Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1) under the Securities Act (a “Disqualification Event”).

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, subject to Regulation FD, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser acknowledges and agrees that neither the Company nor anyone else has provided the Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

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ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Removal of Legends.

(a) The applicable Shares, the Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of each Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor, provided that the Company shall pay the transferor’s cost thereof, to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares, Warrants or Warrant Shares under the Securities Act. The Company shall instruct its transfer agent to accept the opinion of Nason, Yeager, Gerson, Harris & Fumero, P.A. (or successor firm), subject to compliance with the Securities Act and shall reimburse any Purchaser $750 per opinion within two Trading Days after receipt of each opinion.

(b) Each Purchaser agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares, the Warrants or Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that each Purchaser may from time-to-time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, each Purchaser may transfer pledged or secured Shares or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At each Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares and Warrant Shares may reasonably request in connection with a pledge or transfer of the Shares or Warrant Shares.

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(c) Certificates evidencing the Shares or Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the Warrants), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall, at its expense, cause its counsel, or at the option of any Purchaser, counsel determined by such Purchaser, to issue a legal opinion to the Transfer Agent to effect the removal of the legend hereunder, subject to compliance with the Securities Act and/or Rule 144 For the avoidance of doubt, the Company shall pay all costs associated with such opinions. If all or any portion of a Note is converted or Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Shares or the Warrant Shares, or if such Shares or the Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144(c) and without volume or manner of sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) or 4(a)(7), judicial interpretations and pronouncements issued by the staff of the Commission including what is known as Section 4(a)(1½)) then such Shares or Warrant Shares shall be issued free of all legends. For avoidance of doubt, the Company agrees that after a two-year holding period (including periods where tacking permitted by Rule 144) following issuance of Shares or Warrant Shares, the legend may be removed under Section 4(a)(1) of the Securities Act. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by any Purchaser to the Company or the Transfer Agent of a certificate (or medallion guaranteed stock power if issued in book entry form) representing Shares or Warrant Shares, as applicable, issued without a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (or provide evidence of issuance in book entry form). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend. Certificates for the Shares or Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of deliver of a certificate representing Shares or Warrant Shares, as applicable, issued with a restrictive legend.

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The Company acknowledges and agrees that any Purchaser may from time-to-time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At such Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares or Warrant Shares may reasonably request, including, if the Shares or Warrant Shares have been registered for resale pursuant to a registration statement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(d) In addition to each Purchaser’s other available remedies, (i) the Company shall pay to such Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of the principal amount of the Note being converted or the value of the Warrant Shares for which a Warrant is being exercised (based on the Warrant Exercise Price), $10 per Trading Day for each Trading Day after the Legend Removal Date (increasing to $20 per Trading Day after the fifth Trading Day) until such certificate is delivered without a legend. Nothing herein shall limit any Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Shares or Warrant Shares as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, and (ii) if after the Legend Removal Date any Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, the Company shall pay to such Purchaser, in cash, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions mark-ups and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions mark-ups and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Shares or Warrant Shares that the Company was required to deliver to the Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Shares or Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this Section 4.1(d).

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(e) In the event any Purchaser shall request delivery of unlegended shares as described in this Section 4.1 and the Company is required to deliver such unlegended shares and such request is not in violation of US securities laws, (i) it shall pay all fees and expenses associated with or required by the legend removal and/or transfer including but not limited to legal fees, transfer agent fees and overnight delivery charges and taxes, if any, imposed by any applicable government upon the issuance of Common Stock; and (ii) the Company may not refuse to deliver unlegended shares based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with such Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of the greater of (i) 15% of the amount of the aggregate purchase price of the Shares and Warrant Shares which is subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the Trading Day before the issue date of the injunction multiplied by the number of unlegended shares to be subject to the injunction, which bond shall remain in effect until the completion of the litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent such Purchaser obtains judgment in such Purchaser’s favor.

4.2 Furnishing of Public Information.

(a) Until the earliest of the time that no Purchaser owns any Securities, Shares or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act as if it were subject to Section 13(a), and provide notice to its stockholders required by applicable state law, even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing on the six month anniversary of the date hereof and ending upon the earlier to occur of: (i) the Warrants no longer being outstanding, or (ii) all of the Warrant Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 or under an effective registration statement, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) for a period of more than 30 consecutive days or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) for a period of more than 30 consecutive days (a “Public Information Failure”) then, in addition to the Purchaser’s other available remedies, the Company shall pay to each Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Shares and/or Warrant Shares, an amount in cash equal to two percent of the aggregate Note Conversion Price of such Purchaser’s Note(s) and/or Warrant Exercise Price of such Purchaser’s Warrants on the day of a Public Information Failure and on every 30th day (pro-rated for periods totaling less than 30 days) thereafter until the earlier of (1) the date such Public Information Failure is cured and (2) such time that such public information is no longer required for such Purchaser to transfer the Shares and/or Warrant Shares pursuant to Rule 144. The payments to which each Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (y) the last day of the calendar month during which such Public Information Failure Payments are incurred and (z) the second Trading Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 2% per month (prorated for partial months) until paid in full. Nothing herein shall limit each Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

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4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2(a)(1) of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:00 a.m. (New York City time) on the first Trading Day following the date of execution hereof issue a press release announcing the entry into the Agreement, which press release shall be subject to the prior review of the Purchaser and be reasonably acceptable to it. The Company shall, by 5:30 p.m. (New York City time) on the second Trading Day following the date of execution hereof, file a Current Report on Form 8-K with the SEC disclosing the material terms of this Agreement, including the forms of Transaction Documents as exhibits thereto. From and after the filing of the Form 8-K as provided in the preceding sentence, the Company represents to each Purchaser that it shall have publicly disclosed all material, non-public information delivered to such Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such Form 8-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and each Purchaser or any of its Affiliates on the other hand, shall terminate. The Company and the Lead Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Lead Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Principal Market, without the prior written consent of the Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Principal Market regulations or (c) is required in a resale registration statement.

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4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that such Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and any Purchaser.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Purchasers shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to any Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, not to trade on the basis of, such material, non-public information, provided that such Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document or any other communications made by the Company, or information provided, to any Purchaser constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that the Purchasers shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition to any other remedies provided by this Agreement or other Transaction Documents, if the Company provides any material, non-public information to the Purchaser without its prior written consent, and it fails to immediately (no later than that Trading Day or by 9:00 am New York City time the next Trading Day) file a Form 8-K disclosing this material, non-public information, it shall pay such Purchaser as partial liquidated damages and not as a penalty a sum equal to $1,000 per day for each $100,000 face value of such Purchaser’s Notes beginning with the day the information is disclosed to any Purchaser and ending and including the day the Form 8-K disclosing this information is filed.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder to repay all outstanding Indebtedness as reflected on Schedule 4.7 and then for working capital, and/or general corporate purposes, and shall not use such proceeds: (a) for the redemption of any Common Stock or other securities as opposed to prepayments which are required, (b) for the settlement of any outstanding litigation, (c) in violation of FCPA or OFAC regulations, or to lend money, give credit, or make advances to any officers, directors, employees or affiliates of the Company, (d) except for routine travel advances or (e) for the purchase of real estate.

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4.8 Indemnification of the Purchaser. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, managers, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, members, managers, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (including local counsel, if retained) that the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Purchaser Party in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser Party may have with any such stockholder or any violations by the Purchaser Party of state or federal securities laws or any conduct by the Purchaser Party which constitutes fraud, gross negligence or willful misconduct) or (c) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. If any action shall be brought against the Purchaser Party in respect of which indemnity sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of the Purchaser Party, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel (in addition to local counsel, if retained). The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by the Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement or in the other Transaction Documents. The Purchaser Party shall have the right to settle any action against it by the payment of money by the Company provided that it cannot agree to any equitable reliefs and the Company, its officers, directors and Affiliates receive unconditional releases in customary form. The indemnification required by this Section 4.8 shall be made by periodic payments of the attorney’s fees and costs in addition to a reasonable initial retainer during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of the Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.9 Reservation and Listing of Common Stock.

(a) The Company shall reserve and keep available at all times in favor of each Purchaser a number of shares of Common Stock equal to three times the number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (the “Required Minimum”).

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use its best efforts to amend the Company’s Certificate or Articles of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 60th day after such date.

(c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

(d) The Company shall not enter into any agreement or file any amendment to its Certificate or Articles of Incorporation (including the filing of a Certificate of Designation) which conflicts with this Section 4.9 while the Notes and Warrants remain outstanding.

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4.10 Participation in Future Financing.

(a) From the date hereof until 12 months following the First Tranche Closing, upon any issuance by the Company or any of its Subsidiaries of (i) Common Stock or Common Stock Equivalents for cash consideration, (ii) Indebtedness or (iii) a combination of the foregoing in a transaction exempt from registration under the Securities Act (a “Subsequent Financing”), the Purchasers shall have the right to purchase of the securities offered in the Subsequent Financing in an amount equal to 30% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing. Between five and 10 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask the Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of any Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(b) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth Trading Day after such Purchaser has received the Pre-Notice (the “Notice Termination Time”) that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser’s participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from any Purchaser as of such fifth Trading Day, the Purchasers shall be deemed to have notified the Company that it does not elect to participate.

(c) If by the Notice Termination Time, notifications by each Purchaser of its willingness to participate in the Subsequent Financing is, in the aggregate, less than the total amount of the Participation Maximum, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(d) If, by the Notice Termination Time, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means the ratio of (x) the Subscription Amount of Securities purchased by a Purchaser participating under this Section 4.10 and (y) the sum of the aggregate Subscription Amounts of Securities purchased by all Purchasers participating under this Section 4.10.

(e) The Company must provide each Purchaser with a second Subsequent Financing Notice, and each Purchaser will again have the right of participation set forth above in this Section 4.10, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 10 Trading Days after the date of the initial Subsequent Financing Notice.

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(f) The Company and the Purchasers agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby any Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser. In addition, the Company and each Purchaser agree that, in connection with a Subsequent Financing, the transaction documents related to the Subsequent Financing shall include a requirement for the Company to issue a widely disseminated press release by 9:30 am (New York City time) on the Trading Day of execution of the transaction documents in such Subsequent Financing (or, if the date of execution is not a Trading Day, on the immediately following Trading Day) that discloses the material terms of the transactions contemplated by the transaction documents in such Subsequent Financing.

(g) Notwithstanding anything to the contrary in this Section 4.10 and unless otherwise agreed to in writing by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by 9:30 a.m. (New York City time) or the second Trading Day following delivery of the Subsequent Financing Notice. If by such second Trading Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

(h) The Company shall provide the Purchasers with notice of any such issuance or sale in the manner for disclosure of Subsequent Financings set forth in this

Section 4.10.

4.11 Subsequent Equity Sales.

(a) From the date hereof until 30 days after the Closing Date neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents, except for Exempt Issuances.

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(b) From the date hereof until the later of (i) one year from the first Closing Date or (iii) such time as all Notes issued under this Agreement have been paid in full, the Company will not, without the consent of the Purchaser, enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any common stock, floating or Variable Priced Equity Linked Instruments nor any Indebtedness or equity security with price reset rights including protection against lower priced issuances or adjustments in the event of such issuances (not including adjustments for stock splits, distributions, dividends, recapitalizations and the like) (collectively, “Variable Rate Transactions”). For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since the date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).

4.12 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

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4.13 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with any other Purchaser, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales (other than open market purchases), including Short Sales of any of the Company’s securities (“Short Selling Prohibition”) at any time during which any Notes or Warrants remain outstanding. Notwithstanding the foregoing, if the Transfer Agent shall failure to issue any Shares or Warrant Shares upon the terms and conditions and during the periods (each, a “Transfer Agent Issuance Failure”), the prohibitions set forth in the immediately preceding sentence shall no longer apply. For the avoidance of doubt, the Company’s or the Transfer Agent’s subsequent cure of a Transfer Agent Issuance Failure with respect to a Purchaser shall not reinstitute the Short Selling Prohibition with respect to any such Purchaser or any of its Affiliates. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as provided in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) each Purchaser does not make any representation, warranty or covenant hereby that such Purchaser will not engage in effecting transactions in any securities of the Company from and after the occurrence of a Transfer Agent Issuance Failure, (ii) such Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the occurrence of a Transfer Agent Issuance Failure, and (iii) such Purchaser shall not have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries from and after the occurrence of a Transfer Agent Issuance Failure. Notwithstanding the foregoing, in the case of any Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.14 Capital Changes. Until the one year anniversary of the Second Tranche Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of each Purchaser unless such stock split is necessary for purposes of having the Company’s common stock listed on the NYSE American Exchange or the Nasdaq Capital Market.

4.15 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

4.16 Conversion and Exercise Procedures. The forms of Conversion Notice and Notice of Exercise included in the Note and Warrants set forth the totality of the procedures required of each Purchaser in order to convert the Note or to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchaser to convert their Notes or exercise their Warrants. Without limiting the preceding sentences, no ink-original Conversion Notice or Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or Notice of Exercise form be required in order to convert the Notes or exercise the Warrants. The Company shall honor conversions of the Notes and exercises of the Warrants and shall deliver Shares and Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.17 DTC Program. For so long as any Warrants are outstanding, the Company will employ as the transfer agent for the Common Stock and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program and cause the Common Stock to be transferable pursuant to such program.

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4.18 Maintenance of Property. The Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

4.19 Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the Company taken as a whole.

4.20 Operation of Business. Until the Second Tranche Closing, the Company shall operate its business in the ordinary course consistent with past practices.

4.21 Acknowledgment of Dilution. This Agreement and the Transaction Documents have been negotiated on an arms-length basis, and each party has retained counsel selected by it. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligations to issue the underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company. .

ARTICLE V.

MISCELLANEOUS

5.1 Reserved.

5.2 Fees and Expenses. Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. Upon the First Tranche Closing, the Company agrees to pay counsel for the Purchaser a total of $25,000 for its legal fees and expenses less any initial or other deposits provided by the Company to the Purchaser’s counsel prior to such Closing Date) together with reasonable costs including those necessary to provide the Purchaser with a lien on all of the assets of the Company in an amount not to exceed $800.

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5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of transmission, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto unless changed by a party. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to such Purchaser.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8.

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5.9 Governing Law; Exclusive Jurisdiction; Attorneys’ Fees. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York County, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, such Purchaser shall be required to return any Warrant Shares subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to the Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction without requiring the posting of any bond.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of any Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or such Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Collateral Agent, as defined in the Security Agreement, has been authorized to take actions under the Security Agreement solely because the Company wants enforcement of the Security Agreement to be consistent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY.

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5.22 Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate or Articles of Incorporation, including any Certificates of Designation, or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all of the provision of this Agreement and take all action as may be required to protect the rights of all holders of the Securities. Without limiting the generality of the foregoing or any other provision of this Agreement or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon conversion of the Note or exercise of the Warrants above the Note Conversion Price, or Warrant Exercise Price, as applicable, then in effect and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the conversion of the Note and Warrant Shares upon exercise of the Warrants. Notwithstanding anything herein to the contrary, if after six months from the original issuance date, a holder is not permitted to convert the Note or exercise the Warrants, in full, for any reason, the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consent or approvals as necessary to permit such conversion or exercise.

5.23 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim that the loans evidenced by the Notes are usurious, and it will resist any and all efforts to be compelled to take the benefit or advantage of usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, with the manner of handling such excess to be at such Purchaser’s election.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

American International Holdings Corp.

By:
Name:
Title:

Address for Notice:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: __ _______________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory: _________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Warrant Shares: __________________

Additional Subscription Amount: $_________________

Additional Warrant Shares: __________________

EIN Number: _______________________

Purchaser’s Signature Page to Securities Purchase Agreement